UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

Solar Energy Initiatives, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-148155	20-5241121
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

818 A1A North
Suite 201
Ponte Vedra Beach, Florida 32082
(Address of principal executive offices)

(904) 644-6090
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Solar Energy Initiatives, Inc. (the “Company”) announced a distribution of shares of common stock (the “Distribution”) of Solar Park Initiatives, a partially owned subsidiary of the Company (“SOPV”).  The Company currently holds 34,996,769 shares of common stock of SOPV, representing an estimated 66.8% of SOPV.  Following the Distribution, the Company will hold approximately 14,034,067 shares of common stock, representing 26.8% of SOPV.

SOPV intends to file a registration statement relating to these securities with the Securities and Exchange Commission. The Company may not commence the Distribution until the registration statement is declared effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERGY INITIATIVES, INC.

Date: November 11, 2010	By:	/s/ David Fann
David Fann
Chief Executive Officer